UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
THE SECURITIES EXCHANGE ACT OF 1934(AMENDMENT NO. _______)

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Filed by a party other than the Registrant	☐

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

WILLAMETTE VALLEY VINEYARDS, INC.
(Name of Registrant as Specified in its Charter)

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Notice of a Special Meeting of the Holders of Series A Redeemable Preferred Stock

To be held: Sunday, February 28, 2016

Dear Shareholders,

You are cordially invited to a Special Meeting of Holders of the Series A Redeemable Preferred Stock (“Special Meeting”) of Willamette Valley Vineyards, Inc., which will be held at our winery at 8800 Enchanted Way S.E., Turner, Oregon 97392, on Sunday, February 28, 2016, beginning at 1 p.m., local time. The Special Meeting will be held for the following purposes:

1.
To consider and vote upon a proposal to amend the Certificate of Designation of the Preferences, Limitations and Relative Rights of the Series A Redeemable Preferred Stock (the “Certificate of Designation”) to increase the number of authorized preferred stock of the Company that is designated as Series A Redeemable Preferred Stock from 1,445,783 shares to 2,857,548 shares;

2.
To consider and vote upon a proposal to amend the Certificate of Designation to allow the Company to further increase the number of shares of preferred stock designated as Series A Redeemable Preferred Stock up to the total number of authorized shares of preferred stock of the Company less any shares previously designated as part of a different series of preferred stock without the further approval of the holders of the Series A Preferred Stock; and

3.	To transact such other business as may properly come before the Special Meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement that accompanies this Notice.

Our Board of Directors fixed February 1, 2016 as the record date for the determination of shareholders entitled to notice of and to vote at the Special Meeting and any postponements or adjournments of the meeting, and only holders of record of the Company’s Series A Redeemable Preferred Stock at the close of business on that date are entitled to this notice and to vote at the Special Meeting. Holders of the common stock of the Company are not entitled to vote their common stock at the Special Meeting. A list of shareholders entitled to vote at the Special Meeting will be available at the meeting and at our offices for ten days prior to the meeting.

We hope that you will use this opportunity to take an active part in our affairs by voting on the business to come before the Special Meeting, either by executing and returning the enclosed Proxy Ballot or by casting your vote in person at the meeting. An electronic version of the Proxy Statement accompanying this notice is available at this web address: www.wvv.com.  Whether or not you plan to attend in person, please sign, date and return your Proxy by mail or in person to the Company. The prompt return of your proxy card will assist us in preparing for the Special Meeting. If you receive more than one proxy card because you own shares of Series A Redeemable Preferred Stock registered in different names or addresses, each proxy card should be completed and returned.

BY ORDER OF THE BOARD OF DIRECTORS Jim Bernau President and Chairperson of the Board of Directors

Turner, Oregon
February 4, 2016

PROXY STATEMENT
for the
SPECIAL MEETING OF HOLDERS OF SERIES A REDEEMABLE PREFERRED STOCK
TO BE HELD ON FEBRUARY 28, 2016

1.           INTRODUCTION

1.1           General

This proxy statement (the “Proxy Statement”) and the accompanying proxy ballot are being furnished to the holders of Series A Redeemable Preferred Stock of Willamette Valley Vineyards, Inc., an Oregon corporation (the “Company”), as part of the solicitation of proxies by the Company’s Board of Directors (the “Board”) from holders of record of outstanding shares of the Company’s Series A Redeemable Preferred Stock, no par value (the “Series A Preferred Stock”), for use in voting at the Company’s Special Meeting of Holders of Series A Preferred to be held on February 28, 2016 at 1 PM at Willamette Valley Vineyards, 8800 Enchanted Way SE, Turner, Oregon 97392 and at any adjournments or postponements thereof (the “Special Meeting”).

Important Notice Regarding the Availability of Proxy Materials
for the Special Meeting to be Held on February 28, 2016

Pursuant to rules of the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials both by sending you this full set of proxy materials, including a proxy card, and by notifying you of the availability of our proxy materials on the Internet. This Proxy Statement is available at www.wvv.com by clicking on the “Investor Relations” tab. In accordance with SEC rules, our proxy materials posted on our website under the “Investor Relations” tab do not contain any cookies or other tracking features.

At the Special Meeting, holders of the Series A Preferred Stock will be asked to consider and vote upon the following:

(i)
To amend the Certificate of Designation of the Preferences, Limitations and Relative Rights of the Series A Redeemable Preferred Stock (the “Certificate of Designation”) to increase the number of authorized shares of preferred stock designated as Series A Preferred Stock from 1,445,783 to 2,857,548;

(ii)
To amend the Certificate of Designations to allow the Company to further increase the total number of shares of preferred stock designated as Series A Preferred Stock upon approval of the Company’s Board of Directors up to the total number of authorized preferred stock not otherwise designated as a separate series of preferred stock without any further approval by the holders of the Series A Preferred Stock; and

(iii)	To transact such other business as may properly come before the Special Meeting or any adjournment or postponement thereof.

This Proxy Statement, together with the enclosed proxy ballot, is first being mailed to the holders of the Company’s Series A Preferred Stock on or about February 4, 2016.

Your vote is important. Accordingly, whether or not you plan to attend the Special Meeting, please sign and return the proxy ballot as soon as possible. Shares of Series A Preferred Stock can be voted at the Special Meeting only if the holder is present in person or by proxy. If you receive more than one proxy card because your shares are registered in different names or at different addresses, please sign and return each such proxy so that all of your shares will be represented at the Special Meeting.  Holders of the Company’s common stock will not be entitled to vote their common stock at the Special Meeting.

1.2           Solicitation, Voting and Revocability of Proxies

The Board of Directors has fixed the close of business on February 1, 2016 as the record date for the determination of the holders of Series A Preferred Stock entitled to notice of and to vote at the Special Meeting. Accordingly, only holders of record of Series A Preferred Stock at the close of business on such date will be entitled to vote at the Special Meeting, with each such share of Series A Preferred Stock entitling its owner to one vote on all matters properly presented at the Special Meeting. On the record date, there were 2,141 registered and/or beneficial holders holding 1,424,841 shares of Series A Preferred Stock. The presence, in person or by proxy, of a majority of the total number of outstanding shares of Series A Preferred Stock entitled to vote at the Special Meeting is necessary to constitute a quorum at the Special Meeting.

Holders of Series A Preferred Stock can vote on the proposals to be considered the Special Meeting in one of four ways:

Voting by mail:

Holders of Series A Preferred Stock may vote by marking, signing and dating the proxy card and mailing it in the enclosed, prepaid and addressed envelope or otherwise mailing it to the Company at our mailing address on the cover page of this Proxy Statement prior to the Special Meeting.

Voting in person at the meeting.

Holders of the Company’s Series A Preferred Stock may also vote in person at the meeting. However, shareholders who hold their shares of Series A Preferred Stock in street name (in the name of a bank or some other nominee), must request and receive a legal proxy from the record owner prior to the meeting in order to vote at the meeting.

Voting on the Internet.

Shareholders may vote their shares of Series A Preferred Stock by going to www.proxyvote.com and following the instructions. Shareholders should have their proxy card in hand when accessing the website.

Voting by Telephone.

Shareholders may vote by calling the toll-free number listed on the proxy card from any touch-tone telephone and following the instructions. Shareholders should have your proxy card in hand when calling.

Shareholders who own their shares of Series A Preferred Stock through a brokerage account or in other nominee form, should follow the instructions received from the record holder to see which voting methods are available.

Each enclosed proxy gives discretionary authority to the persons named therein with respect to any amendments or modifications of the Company proposals that may be properly proposed at the Special Meeting. The shares represented by all valid unrevoked proxies returned in time to be voted at the Special Meeting will be voted in accordance with the instructions marked therein.  EXECUTED BUT UNMARKED PROXIES WILL BE VOTED FOR EACH OF THE PROPOSALS TO AMEND THE CERTIFICATE OF DESIGNATION.  If the meeting is adjourned or postponed, your shares will be voted by the proxy holders on the new meeting date as well, unless you have revoked your proxy instructions before that date. Under Oregon law, shareholders are not entitled to dissenters’ rights with respect to any of the proposals set forth in this Proxy Statement.

The presence of a shareholder at the Special Meeting will not automatically revoke such shareholder's proxy. A shareholder may, however, revoke a proxy at any time prior to its exercise by filing a written notice of revocation with, or by delivering a duly executed proxy bearing a later date to: Company Secretary, Willamette Valley Vineyards, Inc., 8800 Enchanted Way S.E., Turner, Oregon 97392, or by attending the Special Meeting and voting in person. Attending the Special Meeting in and of itself will not revoke previously given proxies. In order to be effective, all revocations and later-filed proxies not delivered in person at the Special Meeting must be delivered to the Company at the address listed above not later than 5:00 p.m. local time, on Friday, February 26, 2016.  A holder of Series A Preferred Stock who attends the meeting need not revoke a previously executed proxy and vote in person unless the shareholder wishes to do so. All valid, unrevoked proxies will be voted at the Special Meeting.

A proxy marked as abstaining will be treated as present for the purpose of determining whether there is a quorum for the Special Meeting, but will not be counted as voting on any matter as to which abstinence is indicated. Amendments to the Certificate of Designation will be approved only if a majority of the votes cast by shares of Series A Preferred Stock are in favor of such amendment.. Consequently, abstentions will have the same effect as a vote cast against each of the proposals presented at the Special Meeting.

Because neither of the proposals being presented at the Special Meeting are routine matters, there will not be any broker "non votes." If your shares are held through a broker or other nominee holder, such as a bank, a proxy representing your Series A Preferred shares will not be submitted unless you provide voting instructions to the broker or nominee holder with regard to those shares of Series A Preferred Stock.

The Company will pay the cost of its proxy solicitation. In addition to the use of the mails, proxies may be solicited personally, by telephone or by email by directors, officers and employees of the Company, who will not be specially compensated for such activities. Your cooperation in promptly completing and returning the enclosed proxy to vote your shares of Series A Preferred Stock will help to avoid additional expense.

If you are a holder of record of Series A Preferred Stock and you plan to attend the Special Meeting, please indicate this when you vote. If you are a beneficial owner of shares of Series A Preferred Stock held by a bank, broker or other nominee, you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or letter from the bank, broker, or other nominee, are examples of proof of ownership. If you want to vote in person your shares of Company’s Series A Preferred Stock held in street name, you will have to obtain a proxy, executed in your favor, from the holder of record. You may be asked to provide proof of identification to gain entry to the Special Meeting.

2.           SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to beneficial ownership of the Company’s Series A Preferred Stock as of the record date, February 1, 2016, by (i) each person who beneficially owns more than 5% of the Company’s Common Stock, (ii) each Director of the Company, (iii) each of the Company’s named executive officers, and (iv) all directors and executive officers as a group. Except as indicated in the footnotes to this table, each person has sole voting and investment power with respect to all shares attributable to such person. Unless otherwise indicated, the address for each shareholder listed in the table below is c/o Willamette Valley Vineyards, Inc., 8800 Enchanted Parkway SE, Turner, OR 97392.

Name and title	Number of Shares of Series A Preferred Stock Outstanding	Percentage of Shares of Series A Preferred Stock Beneficially Owned
James W. Bernau, President/CEO, Chair of the Board	2,410	*
Richard F. Goward, Jr., CFO	1,205	*
James L. Ellis, director	300	*
Stan G. Turel, director	0	*
Betty M. O’Brien, director	1,205	*
Chris R. Sarles, director	1,205	*
Sean M. Cary, director	0	*
Craig Smith, director	1,205	*
Christopher Riccardi, >5% shareholder	0	*
All directors and executive officers together, as a group 8 persons)	7,530	*
* Less than one percent

3.           PROPOSAL 1: APPROVAL OF AN AMENDMENT TO THE CERTIFICATE OF DESIGNATION FOR THE SERIES A REDEEMABLE PREFERRED STOCK TO INCREASE THE NUMBER OF SHARES DESIGNATED AS SERIES A REDEEMABLE PREFERRED STOCK

Summary
On December 23, 2015, our Board of Directors approved an amendment to the Certificate of Designation for the Series A Preferred Stock to increase in the number of shares of authorized preferred stock that are designated as Series A Preferred Stock.  Under Section 8 of the Certificate of Designation, no amendment can be made to the Certificate of Designation without the approval of at holders of at least a majority of the outstanding shares of Series A Preferred Stock.  Therefore, the Board of Directors has directed that this proposal to amend the Certificate of Designation in order to increase the number of shares of Series A Preferred Stock be submitted to the holders of the Series A Preferred Stock for their approval.

If Proposal 1 is approved, without giving effect to Proposal 2, Section 1 of the Certificate of Designation would read as follows:

1.
Designation and Number. The designation of such preferred shares, no par value, is “Series A Redeemable Preferred Stock” (the “Series A Redeemable Preferred Stock”). The total number of authorized shares of Series A Redeemable Preferred Stock shall be 2,857,548.

Purpose and Rationale for Amendment

In August 2015, we began selling shares of our Series A Preferred Stock to investors.  Our Series A Preferred Stock includes special features that are expected to appeal to customers and wine enthusiasts, including special winery access and preferred pricing on wines, as well as a cumulative dividend of 5.3% based on the initial price per share of $4.15 for the Series A Preferred Stock.  We initially designated 1,445,783 shares of our preferred stock as Series A Preferred Stock and offered them for sale in Washington and Oregon with the intention of spreading beyond those states once we had a substantial number of holders.  We have since registered those shares with the Securities and Exchange Commission and listed them on the Nasdaq stock market where they trade under the symbol WVVIP, thereby making them more widely available.

The response to our offering was significantly stronger than we anticipated, and our initial offering was oversubscribed.  As a result, we have not been able to sell shares of our Series A Preferred Stock to all of the investors, customers and wine enthusiasts who would like to own our Series A Preferred Stock.  Rather than turn away interested investors, the Board of Directors has approved an increase in the number of shares of preferred stock designated as Series A Preferred Stock, from 1,445,783 shares to 2,857,548 shares, subject to the approval of holders of at least a majority of the shares of the existing Series A Preferred Stock, and intends to undertake an additional registered offering of the Series A Preferred Stock promptly following the approval by holders the existing Series A Preferred Stock.

The increase in the number of shares of preferred stock designated as Series A Preferred Stock is not expected to have a material impact on the rights of the existing holders of the Series A Preferred Stock.

Consequences of Failure to Obtain Approval

The increase in Series A Preferred Stock is intended to provide additional investment opportunities for customers and wine enthusiasts who are seeking to participate as investors in the Company. Demand for these securities exceeded Management’s initial estimates, and based on the enthusiastic response for the initial offering of these shares, and the fact that we sold out the offering more quickly than anticipated, we are seeking approval to issue additional shares of this class. We believe this issuance will afford us an opportunity to strengthen the Company’s capital structure on attractive terms.

If we are not successful in obtaining the approval of holders of a majority of the shares of Series A Preferred Stock, we will not be able to sell additional shares of the Series A Preferred Stock.  In that case, we may begin to look at alternative ways to provide an additional investment opportunity for wine enthusiasts, including but not limited to seeking the creation of an additional class of preferred stock with similar preferences, limitations and relative rights as the Series A Preferred Stock but in a way that would not require the approval of the holders of the Series A Preferred Stock.  In the event an increase in the Series A Preferred Stock is not approved, the most feasible option available to the Company to raise additional funds with preferred stock may be to issue preferred stock senior to the Series A Preferred Stock, with preference rights ahead of holders of the Series A Preferred Stock, and to seek a listing of that new series of preferred stock with the Nasdaq stock market.  An issuance of preferred stock that is senior to the Series A Preferred Stock may reduce the rights of the holders of the Series A Preferred Stock relative to the new series of preferred, reduce investor interest in the Series A Preferred Stock as a more attractive series of preferred stock in the Company may then be available, and would likely result in a significant increase in total Company costs for both capital raising and communications with shareholders.

Effectiveness of the Amendment; Required Vote and Board Recommendation

If Proposal 1 is approved by our shareholders, the amendment to the Certificate of Designation will become effective upon its filing with the Oregon Secretary of State, which filing is expected to occur promptly after the Special Meeting. If the amendment set forth in Proposal 1 is not approved by holders of at least a majority of our Series A Preferred Stock, the amendment will not be filed and the number of shares of preferred stock designated as Series A Preferred Stock will remain unchanged. Our Board reserves the right, notwithstanding shareholder approval of the proposed amendment and without further action by our shareholders, not to proceed with the filing of the amendment.

We anticipate that our Registration Statement on Form S-3, filed with the Securities and Exchange Commission on December 22, 2015 (our “shelf registration statement”), will be effective by the date of the Special Meeting.  Among other things, the shelf registration statement will allow us to sell additional shares of our preferred stock that have been designated as Series A Preferred Stock in one or more registered offerings.  If we receive approval of Proposal 1 from our shareholders, we intend to promptly offer those additional designated shares of Series A Preferred Stock in a registered offering using the shelf registration statement. We anticipate the aggregate maximum offering price of the second offering of Series A Preferred Stock will be $6 million.  Please note that no offer has yet been made for those additional shares of Series A Preferred Stock and nothing in this proxy statement should be construed as an offer to sell additional shares of Series A Preferred Stock.

Approval of this Proposal 1 requires the affirmative vote of holders of a majority of the Series A Preferred Stock.  Votes may be cast by Series A Preferred holders who are present in person or by proxy. Abstentions will have the effect of votes cast against Proposal 1. If your shares are held through a broker or an intermediary and you do not instruct your broker on how to vote the shares in your account for this Proposal 1, brokers will not be permitted to exercise their discretionary authority to vote for such proposal and your vote will not be cast.

THE BOARD UNANIMOUSLY RECOMMENDS
A VOTE “FOR” THE APPROVAL OF THE AMENDMENT TO THE COMPANY’S
CERTIFICATE OF DESIGNATION TO INCREASE THE NUMBER OF SHARES DESIGNATED AS SERIES A PREFERRED STOCK TO 2,857,548

4.           PROPOSAL 2: APPROVAL OF AN AMENDMENT TO THE CERTIFICATE OF DESIGNATION FOR THE SERIES A REDEEMABLE PREFERRED STOCK TO ALLOW FUTURE INCREASES IN THE NUMBER OF SHARES DESIGNATED AS SERIES A REDEEMABLE PREFERRED STOCK WITHOUT SHAREHOLDER APPROVAL

Summary
On December 23, 2015, our Board of Directors approved an additional amendment to the Certificate of Designation for the Series A Preferred Stock to allow the board to increase in the number of shares of authorized preferred stock that are designated as Series A Preferred Stock.  Under Section 8 of the Certificate of Designation, no amendment can be made to the Certificate of Designation without the approval of at holders of at least a majority of the outstanding shares of Series A Preferred Stock.  Therefore, the Board of Directors has directed that this proposal to amend the Certificate of Designation in order to increase the number of shares of Series A Preferred Stock be submitted to the holders of the Series A Preferred Stock for their approval.

If both Proposal 1 and Proposal 2 are approved, Section 1 of the Certificate of Designation would read as follows:

1.
Designation and Number. The designation of such preferred shares, no par value, is “Series A Redeemable Preferred Stock” (the “Series A Redeemable Preferred Stock”). The total number of authorized shares of Series A Redeemable Preferred Stock shall be 2,857,548; provided, however, that notwithstanding any approval rights granted to the holders of the Series A Redeemable Preferred Stock in Section 8 of this Certificate, the Board of Directors may increase the number of preferred shares designated as Series A Redeemable Preferred Stock without further shareholder approval, up to the total number of shares of the Company designated as preferred stock less any shares of preferred stock separately designated as part of another series of preferred stock.

Purpose and Rationale for Amendment

While management and our Board of Directors expect that the 2,857,548 shares of preferred stock that would be designated as Series A Preferred Stock if Proposal 1 is approved will be adequate to meet the present needs of the current investors and customers who are seeking to buy the Series A Preferred Stock, we may determine in the future that it would be in the best interests of the Company to sell additional shares of Series A Preferred Stock.  However, unless the Certificate of Designation is amended to allow for the approval by the Board (in its sole discretion), any future offerings may be delayed and may have increase costs associated with them if the Company is required to solicit votes from the Series A Preferred holders. Therefore, the Board of Directors is seeking permission from the Series A Preferred holders to further increase the number of shares of preferred stock designated as Series A Preferred Stock without seeking additional shareholder approval, up to the total number of authorized preferred stock less any stock that has been separately designated as a different series of preferred stock.

Consequences of Failure to Obtain Approval

If Proposal 2 is not approved by the current holders of the Series A Preferred Stock, any future issuance of preferred stock that the Company wishes to make would require a solicitation of the Series A Preferred stockholders to seek approval of an increase in the number of shares designated as Series A Preferred Stock, which would likely increase the costs to the Company of conducting such an offering and may also delay the Company’s ability to respond quickly to opportunities in the market.

Effectiveness of the Amendment; Required Vote and Board Recommendation

If Proposal 2 is approved by our shareholders, the amendment to the Certificate of Designation will become effective upon its filing with the Oregon Secretary of State, which filing is expected to occur promptly after the Special Meeting. If the amendment set forth in Proposal 2 is not approved by holders of at least a majority of our Series A Preferred Stock, the amendment will not be filed and the number of shares of preferred stock designated as Series A Preferred Stock will remain unchanged. Our Board reserves the right, notwithstanding shareholder approval of the proposed amendment and without further action by our shareholders, not to proceed with the filing of the amendment.

In the event Proposal 1 is not approved by our shareholders and Proposal 2 is approved by our shareholders, we expect that following the effective amendment to the Certificate of Designations related to Proposal 2 our Board of Directors would subsequently consider an increase to the number of shares of our preferred stock designated as Series A Preferred Stock to allow us to conduct an additional offering of up to $6 million in Series A Preferred Redeemable Stock.  Were the Board of Directors to approve such an increase, we would anticipate commencing a registered offering of those additional designated shares of Series A Preferred Stock  under our shelf registration statement.

Approval of this Proposal 2 requires the affirmative vote of holders of a majority of the Series A Preferred Stock.  Votes may be cast by Series A Preferred holders who are present in person or by proxy. Abstentions will have the effect of votes cast against Proposal 2. If your shares are held through a broker or an intermediary and you do not instruct your broker on how to vote the shares in your account for this Proposal 2, brokers will not be permitted to exercise their discretionary authority to vote for such proposal and your vote will not be cast.

THE BOARD UNANIMOUSLY RECOMMENDS
A VOTE “FOR” THE APPROVAL OF THE AMENDMENT TO THE COMPANY’S
CERTIFICATE OF DESIGNATION TO ALLOW THE COMPANY TO INCREASE THE NUMBER OF SHARES DESIGNATED AS SERIES A PREFERRED STOCK WITHOUT ADDITIONAL SHAREHOLDER APPROVAL, UP TO THE TOTAL NUMBER OF SHARES OF PREFERRED STOCK AUTHORIZED LESS ANY SHARES SPECIFICALLY DESIGNATED AS PART OF ANOTHER SERIES OF PREFERRED STOCK

5.           RESULTS OF THE SPECIAL MEETING

The Company intends to announce preliminary voting results at the Special Meeting and will publish final results within four business days of the Special Meeting in a Current Report on Form 8-K, which the Company will file with the SEC.

6.           SHAREHOLDER PROPOSALS FOR ANNUAL MEETING

6.1           Shareholder Proposals for Inclusion in Next Year’s Proxy Statement

Holders of the Company’s common stock are entitled to submit shareholder proposals to be considered at our annual meeting.  This right is not available to shareholders who only hold shares of our Series A Preferred Stock because our Series A Preferred Shares have limited voting rights.  To be considered for inclusion in the proxy statement relating to next year’s annual meeting, a shareholder proposal from a holder of our common stock must be received at our principal executive offices no later than February 1, 2016. Such proposals also will need to comply with SEC regulations under Rule 14a-8 regarding the inclusion of shareholder proposals in Company-sponsored proxy materials. Proposals should be addressed to the Company Secretary, Willamette Valley Vineyards, Inc., 8800 Enchanted Way S.E., Turner, Oregon 97392.  If the date of the next annual meeting is changed by more than 30 days from the anniversary of this year’s annual meeting, then, to be considered for inclusion in the proxy statement relating to next year’s annual meeting, notice of a shareholder proposal from a holder of our common stock will need to be received by the Company in a reasonable amount of time before the Company begins to print and send its proxy materials.

6.2           Other Shareholder Proposals

If a holder of our common stock wishes to present a shareholder proposal at our next annual meeting that is not intended to be included in the proxy statement pursuant to Rule 14a-8 of the Exchange Act, the shareholder should give notice to our Company Secretary of such proposal. Such notice should be addressed to the Company Secretary, Willamette Valley Vineyards, Inc., 8800 Enchanted Way S.E., Turner, Oregon 97392. Again, shareholders who only hold Series A Preferred Stock are not entitled to bring shareholder proposal at our annual meeting because of the limited voting rights of the Series A Preferred Stock.  According to the Company’s bylaws, in order to be timely, such notice must be in writing and received by the Company Secretary, not less than 90 days nor more than 120 days before the date of the meeting prior to the first anniversary of the date on which the Company first mailed its proxy materials for the 2015 Annual Meeting (no earlier than January 29, 2016, and no later than the close of business on February 28, 2016). However, if the date of the annual meeting is advanced by more than 30 days prior to or delayed by more than 30 days after the anniversary of the preceding year’s annual meeting, then notice by the shareholder to be timely must be delivered to the Company’s Secretary not later than the close of business on the later of (i) the 90th day prior to such annual meeting or (ii) the 15th day following the day on which public announcement of the date of such meeting is first made. Therefore, in the event a shareholder does not notify the Company of intent to present a shareholder proposal at the Company’s 2016 Annual Meeting within the timeframe outlined above, the Company’s management will have the right to exercise their discretionary authority to vote proxies received for such meeting with respect to any such proposal.

6.3           Shareholder Director Nominations

The independent members of the Board of Directors select and recommend to the Board of Directors for approval nominees for director and committee member positions. The Board then considers the recommendation of these directors and decides which nominees to present to the Company’s shareholders for election to the Board of Directors.

Holders of our common stock are entitled to propose a nominee for election to the Board of Directors, however, shareholders who only hold our Series A Preferred Stock are not entitled to propose a nominee for election to the Board of Directors because of the limited voting rights of our Series A Preferred Stock.  Holders of our common stock  who wish to submit a proposed nominee for election to the Board of Directors of the Company for consideration by the Nominating Committee should send written notice to the Chairman of the Board of Directors, Willamette Valley Vineyards, Inc., 8800 Enchanted Way S.E., Turner, Oregon 97392 no later than February 29, 2016.  Such notification should set forth all information relating to the proposed nominee, as is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Exchange Act. This includes the proposed nominee’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected; the name and address of such shareholder or beneficial owner on whose behalf the nomination is being made; and the number of shares of common stock of the Company owned beneficially and of record by such shareholder or beneficial owner. The Nominating Committee will consider shareholder nominees on the same terms as nominees selected by the Nominating Committee.

7.           HOUSEHOLDING

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies. The Company has implemented householding rules with respect to our shareholders of record. Additionally, a number of brokers with account holders who are shareholders may be “householding” the Company’s proxy materials. If a shareholder receives a householding notification from his, her or its broker, a single proxy statement will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from an affected shareholder. Once a shareholder has received notice from his/her broker that they will be “householding” communications to such shareholders address, “householding” will continue until you are notified otherwise.

Shareholders who currently receive multiple copies of the Proxy Statement at their address and would like to request “householding” of their communications should contact their broker. In addition, if any shareholder that receives a “householding” notification wishes to receive a separate annual report or proxy statement at his, her or its address, such shareholder should also contact his, her or its broker directly. Shareholders who in the future wish to receive multiple copies may also contact the Company c/o Company Secretary, Willamette Valley Vineyards, Inc., 8800 Enchanted Way S.E., Turner, Oregon 97392 .

Shareholders of record sharing an address can request delivery of a single copy of annual reports to security holders, proxy statements, and notices of internet availability of proxy materials by contacting the Company at: c/o Company Secretary, Willamette Valley Vineyards, Inc., 8800 Enchanted Way S.E., Turner, Oregon 97392.  If you would like to request documents to be delivered to you prior to the Special Meeting, please do so by February 16, 2016 in order to receive them by the Special Meeting.

8.           COST OF SOLICITATION

The cost of soliciting proxies will be borne by the Company.  In addition to use of the mails, proxies may be solicited personally or by telephone by directors, officers and employees of the Company, who will not be specially compensated for such activities.

9.           ADDITIONAL INFORMATION

We file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any document that we file at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549, U.S.A. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. In addition, the SEC maintains a website at http://www.sec.gov, from which interested persons can electronically access our SEC filings.

Any person, including any beneficial owner, to whom this Proxy Statement is delivered may request copies of reports, proxy statements or other information concerning us (including the documents incorporated by reference herein) without charge, by written or telephonic request directed to Craig Smith, Secretary, Willamette Valley Vineyards, Inc., 8800 Enchanted Way S.E., Turner, Oregon 97392, or they may access a copy through links provided on the Company's web site: www.wvv.com. The information on the Company’s website is not part of this Proxy Statement.

By Order of the Board of Directors
James W. Bernau
Chairperson of the Board
February 4, 2016

SPECIAL MEETING OF SHAREHOLDERS

Sunday, February 28, 2016
1:00 pm

At

Willamette Valley Vineyards, Inc., 8800 Enchanted Parkway SE, Turner, OR 97392

Your Vote is Important to the Company!

Willamette Valley Vineyards, Inc.
8800 Enchanted Parkway SE
Turner, Oregon 97390

This proxy appointing James W. Bernau and Jan Green Bernau as proxy holders is solicited by the Board of Directors for use at the Special Meeting of holders of Series A Redeemable Preferred Stock on February 28, 2016 and at any adjournments or postponements thereof.

The undersigned shareholder of Willamette Valley Vineyards, Inc. hereby appoints James W. Bernau and Jan Green Bernau, and each of them, with power of substitution to each, to attend the Special Meeting of the holders of the Series A Redeemable Preferred Stock of said corporation to be held February 28, 2016, at 1 p.m. at the Company’s headquarters at Willamette Valley Vineyards, Inc., 8800 Enchanted Parkway SE, Turner, Oregon, 97390, and any adjournments or postponements thereof, and to vote the shares of the undersigned at such meeting with respect to the proposals, as indicated on the reverse side of this page, with all powers that the undersigned would have if acting in person; and with discretionary authority to act on such other matters as may properly come before said meeting or any adjournments or postponements thereof.

THE SHARES REPRESENTED HEREBY SHALL BE VOTED SPECIFICALLY ON THE PROPOSALS LISTED ON THE REVERSE SIDE HEREOF AS THERE SPECIFIED. WHERE NO SPECIFICATION IS MADE, SAID SHARES SHALL BE VOTED FOR THE PROPOSALS.

[See reverse for voting instructions.]

YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND
MAIL YOUR PROXY CARD TODAY.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE PROPOSALS TO AMEND THE CERTIFICATE OF DESIGNATION OF THE SEREIES A REDEEMABLE PREFERRED STOCK

Proposal 1: Increasing number of shares designated as Series A Redeemable Preferred Stock.  Proposal to amend the Certificate of Designation for the Series A Redeemable Preferred Stock to increase the number of shares designated as Series A Redeemable Preferred Stock from 1,445,783 shares to 2,857,548 shares.
FOR	AGAINST	ABSTAIN
☐	☐	☐
FOR	AGAINST	ABSTAIN
Proposal 2: Amendment to the Certificate of Designation for Series A Series A Redeemable Preferred Stock.  Proposal to amend the Certificate of Designation for the Series A Redeemable Preferred Stock to allow additional increase to the number of shares designated as Series A Redeemable Preferred Stock, up to the amount of authorized preferred stock not otherwise designated as a separate series, without further approval of the holders of the Series A Redeemable Preferred Stock.
☐	☐	☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting of Series A Redeemable Preferred Shareholders of Willamette Valley Vineyards, Inc. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s), but if no direction is made, this proxy will be voted “FOR” each of the proposals identified above.
PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY.

Printed Name of Shareholder: _____________________________________
Signature: _____________________________________________________	Dated: ____________, 2016
Printed Name of Signer: __________________________________________
Title (if applicable): ______________________________________________	No. of Shares Owned _______________
Signature (if held jointly): _________________________________________
Printed Name of Signer: _________________________________________

Please sign exactly as name appears on the Share Certificates. When shares are held by joint tenants, all should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.